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                                                                    EXHIBIT 10.8

                             BGF INDUSTRIES, INC.
                    AGREEMENT BETWEEN CONTRACTOR AND OWNER

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Plant South Hill No. 0121               February 1, 1998          Contract No.       02-98-0121
-------------------------------------------------------------------------------------------------------------------
Location South Hill, Va 23970       Acct. No. 01-57-0300-0121     Contract Value     $2,200.00/per month
-------------------------------------------------------------------------------------------------------------------
Boyd Warehouse/Emmett Williams                                    Contractor         Boyd Warehouse
5000 Danville Street                                                                 Emmett Williams
South Hill, Va. 23970
                                                                  -------------------------------------------------
                                                                  Contract Date      February 1, 1998
                                                                  -------------------------------------------------
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hereinafter called the "Contractor," and BGF INDUSTRIES, INC., hereinafter called the "Owner".

1.   BASIS OF CONTRACT:
     -----------------
     A.   THE CONTRACT DOCUMENT:
          ---------------------
          The Specifications and the Drawings together with the Terms and Conditions from the basis of the Contract, and they are as fully a part of the Contract as if recited herein. The Contractor agrees to perform all work and provide all materials as required by the below referenced Documents and Scope of Work.

     B.   SCOPE OF WORK:
          -------------
          BGF Industries, Inc. agrees to rent from Boyd Warehouse/Emmett Williams 18,038 square feet of warehouse space for 1 (one) year beginning February 1, 1998

     C.   SPECIAL INSTRUCTIONS:
          --------------------
          Forty-five (45) days notice must be given by either party in order to cancel contract.

     D.   REFERENCED DOCUMENTS:
          --------------------
          Price is per verbal quote to Mike McCullar.

2.   CONTRACT SUM:  $2,200.00 per month beginning February 1, 1998.
     ------------

3.   INVOICES:  Submitted in duplicate to:        REMIT TO ADDRESS
     --------

               BGF INDUSTRIES, INC.               BOYD WAREHOUSE
               SOUTH HILL PLANT                   EMMETT WILLIAMS
               800 GOODES FERRY BLVD              P.O. BOX   549
               SOUTH HILL, VIRGINIA 23970         SOUTH HILL, VIRGINIA 23970

BY:  /s/ Richard Walker                           /s/ Emmett Williams
     ------------------                           -------------------
     PLANT MANAGER                                CONTRACTOR

                                                  TITLE: Owner/Partner
                                                         -----------------

                                                  DATE:  1/28/98
                                                         -----------------

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                              BGF INDUSTRIES, INC.
                     AGREEMENT BETWEEN CONTRACTOR AND OWNER

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
Plant South Hill No. 0102                         February 1, 1999                     Contract No.    01-99-0102
-----------------------------------------------------------------------------------------------------------------------------
Location South Hill, VA 23970                     Acct. No. 01-57-0300-0102            Contract Value  $2,200.00/per month
-----------------------------------------------------------------------------------------------------------------------------
Boyd Warehouse/Emmett Williams                    $1,000 to 0106                       Contractor      Boyd Warehouse
500 Danville Street                               $1,106 to 0.02                                       Emmett Williams
South Hill, Va. 23970
                                                                           --------------------------------------------------
                                                                             Contract Date  February 1, 1999
                                                                           --------------------------------------------------

hereinafter called the "Contractor," and B G F Industries, Inc., hereinafter called the "Owner".

WITNESSETH, that the Contractor and the Owner agree as follows:     Note: See last paragraph $1,830.00 for
1.    BASIS OF CONTRACT:                                            Second Site Changed to Corporate
      ------------------                                            [illegible]
     A.   THE CONTRACT DOCUMENTS:
          -----------------------
          The Specifications and the Drawings together with the Terms and
          Conditions form the basis of the Contract, and they are as fully a part of the Contract as if recited herein.  The Contractor agrees to perform all work and provide all materials as required by the below referenced Documents and Scope of Work.

     B.   SCOPE OF WORK:
          --------------
          BGF Industries, Inc. agrees to rent from Boyd Warehouse/Emmett Williams 18,038 square feet of warehouse space for 1 (one) year beginning February 1, 1999

     C.   SPECIAL INSTRUCTIONS:
          ---------------------
          Forty-five (45) days notice must be given by either party in order to cancel contract.

     D.   REFERENCED DOCUMENTS:
          ---------------------
          Price is per verbal quote to Mike McCullar.

2.  CONTRACT SUM:  $2,200.00 per month beginning February 1, 1999.
    -------------

3.  INVOICES:  Submitted in duplicate to:  REMIT TO ADDRESS
    -------------------------------------

       BGF INDUSTRIES, INC.                 BOYD WAREHOUSE
       SOUTH HILL PLANT                     EMMETT WILLIAMS
       800 GOODES FERRY BLVD                P.O. BOX 549
       SOUTH HILL, VIRGINIA  23970          SOUTH HILL, VIRGINIA  23970

BY:    /s/Richard Walker                    /s/Emmett Williams
      ------------------                    -------------------
       PLANT MANAGER                        CONTRACTOR

                                            TITLE:   Owner
                                                  ------------------

                                            DATE:   1/26/99
                                                 -------------------

OK--Change in Oracle 1-28-99 /s/B. [illegible]

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